For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

THORNBURG INTERNATIONAL EQUITY ETF

Summary Prospectus

Ticker Symbol: TXUE	January 17, 2025

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated January 17, 2025, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Thornburg International Equity ETF (the “Fund”) seeks long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.65%

*	“Other Expenses” is an estimate based on the expenses the Fund expects to incur for its first full fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are sold or redeemed), that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would, based on estimated Fund expenses, be:

1 Year	3 Years
$66	$208

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. Because the Fund had not commenced operations prior to the date of the prospectus, the Fund's portfolio turnover rate for the most recent fiscal year end is not yet available.

Principal Investment Strategies

The Fund invests primarily in common stocks of non-U.S. developed market companies and in depositary receipts associated with such stocks. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks, depositary receipts, or investments that provide exposure to such non-U.S. investments. Such non-U.S. developed market companies include, but are not limited to, companies: (i) whose stock is listed on a foreign exchange; (ii) that are domiciled or headquartered or primarily operate in, or that derive a majority of their profits, revenues, sales, or income from, outside the U.S.; and (iii) that are a component in any widely-used index of non-U.S. securities (e.g., MSCI EAFE Index).

Thornburg Investment Management, Inc. ("Thornburg" or the "Adviser"), the Fund’s investment adviser, intends to invest on an opportunistic basis in companies that, in the Adviser’s opinion, have sound business fundamentals at a time when Thornburg believes intrinsic value is not fully recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks. The Fund may invest in stocks that reflect unfavorable market perceptions of the company or industry fundamentals. These perceptions may be based on various factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Fund may invest in companies of any size, but expects to invest primarily in the large capitalization range of publicly traded companies.

There is no limit on the number of securities the Fund may hold at any time, but Thornburg expects to seek to construct a focused portfolio of 50 to 55 issuers under normal circumstances that is diversified across countries and sectors. However, the Fund may hold more or fewer issuers than the range stated above at any time.

The Fund’s investments are typically determined by individual issuer and industry analysis, primarily using a bottom-up fundamental analysis (i.e., focusing on company-specific factors). Investment decisions are based also on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers.

The Fund may invest primarily, and potentially entirely, in equity securities denominated in foreign currencies. The Fund may utilize derivative instruments, such as currency forwards, to hedge its exposure in any investment into U.S. dollars or other currencies.

The Fund is classified as a non-diversified fund and may invest in a smaller number of issuers and have a greater percentage of its assets in those issuers than a diversified investment company.

The Fund’s 80% policy stated above may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective. Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

▪	New and Smaller Sized Fund Risk. The Fund is new and has no operating history for investors to evaluate and may not be successful in implementing its investment strategies. The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.

▪	Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of Thornburg, in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.

▪	ETF Structure Risks. The Fund is structured as an ETF and is subject to risks related to exchange trading, including:

-	The Fund’s shares are listed for trading on the Nasdaq Stock Market, LLC (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of Fund shares will typically approximate the Fund’s NAV, there may be times when the market price reflects a significant premium or discount to NAV.

-	Although the Fund’s shares are listed on the Exchange, it is possible that an active trading market in the Fund’s shares may not be maintained. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which could lead to wider bid/ask spreads and differences in the market price of the Fund’s shares and the underlying value of those shares.

-	The Fund could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.

-	Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). In addition, to the extent that securities held by the Fund are traded outside a collateralized settlement system, Authorized Participants may be required to post collateral on certain trades on an agency basis (on behalf of other market participants), which only a limited number of Authorized Participants may be able to do. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

▪	Equity Risk. The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

▪	Derivatives Risk. The Fund’s investments in futures contracts, options, swaps, forward contracts, and other derivative instruments involve the risks associated with the securities or other assets underlying those derivatives as well as risks different and/or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to a derivative to perform its obligations to the Fund, the Fund’s inability or delays in selling or closing positions in derivatives and difficulties in valuing derivatives.

▪	Risks of Investing in Depositary Receipts. An investment in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) is an alternative to the purchase of the underlying securities in their national markets and/or currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated.

▪	Market and Economic Risk. The value of the Fund’s investments may decline due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

▪	Risks Affecting Specific Issuers. The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

▪	Risks Affecting Specific Countries or Regions. If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the value of an investment in the Fund may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the value of an investment in a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

▪	Focused Investment Risk. A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries, limited number of issuers or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

▪	Foreign Investment Risk. Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

▪	Foreign Currency Risk. Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

▪	Liquidity Risk. Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

▪	Cybersecurity and Operational Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

When available, updated performance information can be obtained by calling toll-free 877-215-1330 or visiting https://www.thornburg.com.

Management

Investment Adviser: Thornburg Investment Management, Inc.

Portfolio Managers:

Lei Wang, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2025.

Matt Burdett, a managing director and head of equities of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2025.

Purchase and Sale of Shares

The Fund will issue and redeem shares at its NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

Individual shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at https://www.thornburg.com.

Tax Information

The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Investments through such tax-advantaged plans may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser or principal underwriter may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial representative to recommend the Fund over another investment. Ask your individual financial representative or visit your financial intermediary’s website for more information.